SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2012

CGLA Liquidation, Inc. (formerly Cagle’s, Inc.)

(Exact name of registrant as specified in its charter)

Georgia	001-07138	58-0625713
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1385 Collier Road NW, Atlanta, GA	30318
(Address of principal executive offices)	(Zip Code)

(404) 355-2820

(Registrants telephone number, including area code)

Cagle’s, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously disclosed, on October 19, 2011, CGLA Liquidation, Inc. (formerly known as Cagle’s, Inc.) (the “Company”) and its wholly-owned subsidiary CF Liquidation, Inc. (formerly known as Cagle’s Farms, Inc.) (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Georgia, Atlanta Division (the “Bankruptcy Court”).

On May 8, 2012, the Company filed a Form 15 terminating its registration under Section 12(g) of the Securities Exchange Act of 1934. Although the Company’s reporting obligations have been terminated, the Company is voluntarily filing this Form 8-K in accordance with Section 8.5 of the Plan (defined below).

Approval of the Plan and Setting the Record Date under the Plan for Determining Holders of Claims and Interests Entitled to Distributions

On September 6, 2012, the Debtors filed an Amended and Restated Plan of Liquidation (the “Plan”) with the Bankruptcy Court. The Plan provides for the liquidation of the Debtors, and specifies the classification and treatment of “Claims” and “Interests” under the Plan. The Plan provides for a liquidating agent (the “Liquidating Agent”) to direct and oversee the Debtors’ business activities, conduct the final liquidation and distribution of the estates and conduct the wind-up of the Debtors’ affairs, in accordance with the Plan. The Plan is attached as Exhibit 99.1 and is incorporated herein by reference.

The Bankruptcy Court entered an order confirming (approving) the Plan on October 19, 2012 (the “Confirmation Order”).  In accordance with the terms of the Confirmation Order, the Record Date is November 6, 2012. Therefore, any transfer of Claims or Interests made after the Record Date of November 6, 2012 will not be recognized by the Liquidating Agent for purposes of making distributions under the Plan.

“Claim” means a claim against one of the Debtors (or both of them), whether or not asserted, as defined in section 101(5) of the Bankruptcy Code.

“Interests” mean the equity interests in the Debtors, including the Existing Securities and the common stock of Cagle’s and Cagle’s Farms, and any options, warrants, puts, calls, subscriptions or other similar rights or other agreements, commitments, or outstanding securities obligating either of the Debtors to issue, transfer, purchase, redeem, or sell any shares of capital stock or other equity securities, any claims arising out of any appraisal or dissenter’s rights, any claims arising from rescission of a purchase, sale or other acquisition of any common stock or other equity security (or any right, claim, or interest in and to any common stock or equity security) of either of the Debtors, and any claims for damages or any other relief arising from any such purchase, sale, or other acquisition of such common stock or other equity security.

“Record Date” means the date established in the Confirmation Order for determining the identity of Holders of Claims and Interests entitled to Distributions under the Plan.

Other capitalized terms are defined in the Plan attached as Exhibit 99.1.

Name Change

On September 25, 2012, Cagle’s, Inc. filed an amendment to its articles of incorporation changing its name to CGLA Liquidation, Inc., and Cagle’s Farms, Inc. filed an amendment to its articles of incorporation changing its name to CF Liquidation, Inc.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Amended and Restated Plan of Liquidation dated September 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CGLA Liquidation, Inc. (formerly Cagle’s, Inc.)
(Registrant)

Date: November 5, 2012

By:	/s/ Sean Harding
Sean Harding
Vice President-Restructuring